UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2011 (March 11, 2011)

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard
Park Ridge, New Jersey 07656-0713
(Address of principal executive offices, including zip code)

(201) 307-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

1.  Senior Term Facility

Overview

On March 11, 2011, The Hertz Corporation (“Hertz”), as borrower, entered into a credit agreement with Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Wells Fargo Bank, National Association, as syndication agent, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto from time to time, with respect to a new senior secured term facility (the “Senior Term Facility”).  The Senior Term Facility consists of a $1,400 million term loan facility and a $200 million pre-funded synthetic letter of credit facility. Subject to the satisfaction of certain conditions and limitations, the Senior Term Facility allows for the addition of incremental term and/or revolving loan commitments and incremental term and/or revolving loans. The full amount of the Senior Term Facility was available on March 11, 2011 (the “Closing”).  At Closing, Hertz utilized approximately $1,345 million of borrowings under the Senior Term Facility to refinance indebtedness under its existing senior term facility.

Maturity

The Senior Term Facility matures on March 11, 2018.

Guarantees; Collateral/Security

Hertz’s obligations under the Senior Term Facility are guaranteed by its direct parent and each of its domestic subsidiaries, with certain exceptions, including special purpose securitization subsidiaries and captive insurance subsidiaries. In addition, the Senior Term Facility and the guarantees thereunder are secured by security interests in substantially all of the assets of Hertz and the guarantors, including pledges of all the capital stock of all of their direct domestic subsidiaries and up to 65% of the capital stock of each of their direct foreign subsidiaries, subject to certain exceptions, including assets securing certain rental fleet financings.  Also, subject to certain limitations and conditions, the Senior Term Facility permits the incurrence of future secured debt on a basis either pari passu with or subordinated to the liens securing the Senior Term Facility.

Interest

The interest rates applicable to the loans under the Senior Term Facility are based on a floating rate. As of Closing, the floating rate applicable to borrowings under the term loan facility was 3.75%.

Covenants

The Senior Term Facility contains a number of covenants that, among other things, limit or restrict the ability of Hertz and the guarantors to dispose of assets, incur additional indebtedness, prepay certain other indebtedness, make dividends, investments and other restricted payments, create liens, engage in mergers (in the case of Hertz), engage in certain transactions with affiliates, and enter into certain restrictive agreements limiting the ability to pledge assets.

The foregoing descriptions of the Senior Term Facility and the guarantee and collateral/security agreements thereunder are qualified in their entirety by reference to the documents attached hereto as Exhibits 99.1 and 99.2, which are incorporated herein by reference.

2.  Senior ABL Facility

Overview

On March 11, 2011, Hertz, Hertz Equipment Rental Corporation and certain other subsidiaries of Hertz entered into a credit agreement with Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Deutsche Bank AG Canada Branch, as Canadian administrative agent and Canadian collateral agent, Wells Fargo Bank, National Association, as co-collateral agent, Wells Fargo Bank, National Association, as syndication agent, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto from time to time, with respect to a new senior secured asset-based revolving credit facility (the “Senior ABL Facility”).

The Senior ABL Facility provides (subject to availability under a borrowing base) for aggregate maximum borrowings of up to $1,800 million under a revolving loan facility.  Up to $1,500 million of the revolving loan facility is available for the issuance of letters of credit, subject to certain conditions including issuing lender participation.  Subject to the satisfaction of certain conditions and limitations, the Senior ABL Facility allows for the addition of incremental revolving and/or term loan commitments and incremental revolving and/or term loans.  In addition, the Senior ABL Facility permits Hertz to increase the amount of commitments under the Senior ABL Facility with the consent of the lenders providing the additional commitments.  At Closing, neither Hertz nor any of its subsidiaries borrowed under this revolving loan facility.

Hertz and Hertz Equipment Rental Corporation are the U.S. borrowers under the Senior ABL Facility and Matthews Equipment Limited, Western Shut-Down (1995) Limited and Hertz Canada Equipment Rental Partnership are the Canadian borrowers under the Senior ABL Facility.

Maturity

The Senior ABL Facility matures on March 11, 2016.

Guarantees; Collateral/Security

The obligations of each of the borrowers under the Senior ABL Facility are guaranteed by Hertz’s direct parent and each of its direct and indirect domestic subsidiaries (other than Hertz Equipment Rental Corporation, which borrows on a joint and several basis with Hertz), with certain exceptions, including special purpose securitization subsidiaries and captive insurance subsidiaries.  In addition, the obligations of the Canadian borrowers are guaranteed, subject to certain exceptions, by each subsidiary of each Canadian borrower.  The obligations of the U.S. borrowers under the Senior ABL Facility and the guarantees thereof are secured by security interests in substantially all of the assets of each domestic borrower and guarantor, including pledges of all the capital stock of all of their direct domestic subsidiaries and of up to 65% of the capital stock of each of their direct foreign subsidiaries.  The obligations of the Canadian borrowers under the Senior ABL Facility and the guarantees, if any, made by their subsidiaries and by the domestic borrowers and guarantors are also secured by substantially all of the assets of such borrowers and guarantors.  The liens securing the Senior ABL Facility are subject to certain exceptions, including assets securing certain rental fleet financings.  Also, subject to certain limitations and conditions, the Senior ABL Facility permits the incurrence of future secured debt on a basis either pari passu with or subordinated to the liens securing the Senior ABL Facility.

Interest

The interest rates applicable to any loans under the Senior ABL Facility will be based on a floating rate.

Covenants

The Senior ABL Facility contains a number of covenants that, among other things, limit or restrict the ability of the borrowers and the guarantors to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make dividends and other restricted payments, create liens, make investments, make acquisitions, engage in mergers, change the nature of their business, engage in certain transactions with affiliates, and enter into certain restrictive agreements limiting the ability to pledge assets.  In addition, under the Senior ABL Facility, upon excess availability falling below certain levels, the borrowers will be required to comply with a minimum fixed charge coverage ratio.

The foregoing descriptions of the Senior ABL Facility and the guarantee and collateral/security agreements thereunder are qualified in their entirety by reference to the documents attached hereto as Exhibits 99.3, 99.4 and 99.5, which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

99.1

Credit Agreement, dated as of March 11, 2011, among The Hertz Corporation, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, Wells Fargo Bank, National Association, as Syndication Agent, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as Co-Documentation Agents, and Deutsche Bank Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunning Managers.

99.2

Guarantee and Collateral Agreement, dated as of March 11, 2011, made by Hertz Investors, Inc., The Hertz Corporation and certain of its Subsidiaries, in favor of Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent.

99.3

Credit Agreement, dated as of March 11, 2011, among Hertz Equipment Rental Corporation, The Hertz Corporation, the Canadian Borrowers parties thereto, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, Deutsche Bank AG Canada Branch, as Canadian Agent and Canadian Collateral Agent, Wells Fargo Bank, National Association, as Co-Collateral Agent, Wells Fargo Bank, National Association, as Syndication Agent, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as Co-Documentation Agents, Wells Fargo Capital Finance, LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers, and Wells Fargo Capital Finance, LLC, Deutsche Bank Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunning Managers.

99.4

U.S. Guarantee and Collateral Agreement, dated as of March 11, 2011, made by Hertz Investors, Inc., The Hertz Corporation and certain of its Subsidiaries, in favor of Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent.

99.5

Canadian Guarantee and Collateral Agreement, dated as of March 11, 2011, made by Matthews Equipment Limited, Western Shut-Down (1995) Limited, Hertz Canada Equipment Rental Partnership and 3222434 Nova Scotia Company, and certain of their Subsidiaries from time to time, in favour of Deutsche Bank AG Canada Branch, as Canadian Agent and Canadian Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and Chief Financial Officer

Date: March 17, 2011